                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                              OFFERS TO EXCHANGE:

    I. EACH OUTSTANDING COMMON SHARE         II. EACH OUTSTANDING 6.00% CUMULATIVE
 (INCLUDING THE ASSOCIATED COMMON SHARE             REDEEMABLE CONVERTIBLE
            PURCHASE RIGHTS)                    FIRST PREFERRED SHARE, SERIES C
                   OF                                         OF
          THE LOEWEN GROUP INC.                      THE LOEWEN GROUP INC.
                   FOR                                        FOR
         $45.00 OF COMMON STOCK                     $29.51 OF COMMON STOCK
         (SUBJECT TO ADJUSTMENT)                    (SUBJECT TO ADJUSTMENT)
                   OF                                         OF
  NEW SERVICE CORPORATION INTERNATIONAL      NEW SERVICE CORPORATION INTERNATIONAL
                   OR                                         OR
      $45.00 OF EXCHANGEABLE SHARES              $29.51 OF EXCHANGEABLE SHARES
         (SUBJECT TO ADJUSTMENT)                    (SUBJECT TO ADJUSTMENT)
                   OF                                         OF
        SCI HOLDINGS CANADA, INC.                  SCI HOLDINGS CANADA, INC.

 THE OFFERS AND WITHDRAWAL RIGHTS WILL EXPIRE AT 10:00 A.M. NEW YORK CITY TIME,
ON                , 199  UNLESS THE OFFERS ARE EXTENDED (THE "EXPIRATION DATE").
 SHARES WHICH ARE TENDERED PURSUANT TO THE OFFERS MAY BE WITHDRAWN AT ANY TIME
                         PRIOR TO THE EXPIRATION DATE.

                     The Exchange Agent for the Offers is:

                       IBJ SCHRODER BANK & TRUST COMPANY
                                 (212) 858-2103

            By Mail:                       By Facsimile:                     By Hand or
           P.O. Box 84                    (212) 858-2611                 Overnight Delivery:
      Bowling Green Station            Attn: Reorganization               One State Street
  New York, New York 10274-0084        Operations Department          New York, New York 10004
      Attn: Reorganization        Confirm Facsimile by Telephone: Attn: Securities Transfer Window,
      Operations Department               (212) 858-2103                    Subcellar One

                The Canadian Forwarding Agent for the Offers is:

                        MONTREAL TRUST COMPANY OF CANADA
                                 (416) 981-9596

            By Mail:                       By Facsimile:                     By Hand or
      151 Front Street West               (416) 981-9600                 Overnight Delivery:
            8th Floor             Attn: Reorganization Department       151 Front Street West
        Toronto, Ontario          Confirm Facsimile by Telephone:             8th Floor
             M5J 2N1                      (416) 981-9596                  Toronto, Ontario
                                                                               M5J 2N1

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND, IF YOU ARE TENDERING TO BUYER (AS DEFINED BELOW), YOU MUST COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW OR A FORM W-8.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ
           CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by shareholders if certificates for Preferred Shares (as defined below), Common Shares (as defined below) and/or Rights (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined below) is utilized, if delivery of Preferred Shares, Common Shares and/or Rights is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PDTC") (DTC and PDTC, collectively, the "Book-Entry Transfer Facilities"), pursuant to the procedures set forth under "The Offers -- Procedure for Tendering" in the Prospectus. Shareholders who tender Preferred Shares, Common Shares and/or Rights by book-entry transfer are referred to herein as "Book-Entry Shareholders" and other shareholders are referred to herein as "Certificate Shareholders." Shareholders whose certificates representing Preferred Shares, Common Shares and/or Rights are not immediately available or who cannot deliver their certificates and all other documents required hereby to the Exchange Agent or to the Canadian Forwarding Agent on or prior to the Expiration Date, or who cannot comply with the book-entry transfer procedures on a timely basis, must tender their Preferred Shares, Common Shares and/or Rights according to the guaranteed delivery procedure set forth under "The Offers -- Procedure for Tendering" in the Prospectus. See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT OR THE CANADIAN FORWARDING AGENT.

     Unless and until the Purchasers (as defined below) declare that the Rights Plan Condition (as defined in the Prospectus) is waived or satisfied, holders of Common Shares will be required to tender one associated Right for each Common Share tendered in order to effect a valid tender of such Common Shares. If the Separation Time (as defined in the Prospectus) does not occur prior to the Expiration Date, a tender of Common Shares will also constitute a tender of the associated Rights. If the Separation Time occurs and certificates representing Rights are distributed to holders of Common Shares, such holders of Common Shares will be required to tender certificates for Rights equal to the number of Common Shares being tendered in order to effect a valid tender of such Common Shares.

/ / CHECK HERE IF TENDERED PREFERRED SHARES, COMMON SHARES AND/OR RIGHTS ARE
    BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING. (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER PREFERRED SHARES, COMMON SHARES AND/OR RIGHTS BY BOOK-ENTRY TRANSFER):

Name(s) of Tendering Institution_______________________________________________

Check Box of Applicable Book-Entry Transfer Facility:

                                     DTC                   PDTC
                                --------------        --------------
(CHECK ONE)                          / /                   / /

Account Number_________________________________________________________________

Transaction Code Number________________________________________________________

/ / CHECK HERE IF TENDERED PREFERRED SHARES, COMMON SHARES AND/OR RIGHTS ARE
    BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT OR TO THE CANADIAN FORWARDING AGENT AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY:

Name(s) of Registered Holder(s)________________________________________________

Window Ticket No. (if any)_____________________________________________________

Date of Execution of Notice of Guaranteed Delivery_____________________________

Name of Institution which Guaranteed Delivery__________________________________

If Delivery is by Book-Entry Transfer, Check Box of Applicable Book-Entry Transfer Facility:

          / / DTC       / / PDTC     (check one)

Account Number_________________________________________________________________

Transaction Code Number________________________________________________________

---------------------------------------------------------------------------------------------------------
                                DESCRIPTION OF PREFERRED SHARES TENDERED
---------------------------------------------------------------------------------------------------------
  NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)
        (PLEASE FILL IN, IF BLANK, EXACTLY                      PREFERRED SHARE(S) TENDERED
   AS NAME(S) APPEAR(S) ON SHARE CERTIFICATE(S))       (ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY)
---------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                      CERTIFICATE                       PREFERRED SHARES
                                                      NUMBER(S)(1)    TOTAL NUMBER OF     TENDERED(2)
                                                                      PREFERRED SHARES
                                                                         EVIDENCED
                                                                             BY
                                                                     CERTIFICATE(S)(1)
                                                   ------------------------------------------------------
                                                   ------------------------------------------------------
                                                   ------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                                                    Total Preferred
                                                         Shares
---------------------------------------------------------------------------------------------------------
  (1) Need not be completed by Book-Entry Shareholders.
  (2) Unless otherwise indicated, it will be assumed that all Preferred Shares evidenced by certificates being delivered to the Exchange Agent are being tendered hereby. See Instruction 4.
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                  DESCRIPTION OF COMMON SHARES TENDERED
---------------------------------------------------------------------------------------------------------
  NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)
        (PLEASE FILL IN, IF BLANK, EXACTLY                        COMMON SHARE(S) TENDERED
   AS NAME(S) APPEAR(S) ON SHARE CERTIFICATE(S))       (ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY)
---------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                      CERTIFICATE                        COMMON SHARES
                                                      NUMBER(S)(1)    TOTAL NUMBER OF     TENDERED(2)
                                                                       COMMON SHARES
                                                                         EVIDENCED
                                                                             BY
                                                                     CERTIFICATE(S)(1)
                                                   ------------------------------------------------------
                                                   ------------------------------------------------------
                                                   ------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                                                      Total Common
                                                         Shares
---------------------------------------------------------------------------------------------------------
  (1) Need not be completed by Book-Entry Shareholders.
  (2) Unless otherwise indicated, it will be assumed that all Common Shares evidenced by certificates being delivered to the Exchange Agent are being tendered hereby. See Instruction 4.
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF RIGHTS TENDERED(1)
---------------------------------------------------------------------------------------------------------
  NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)
        (PLEASE FILL IN, IF BLANK, EXACTLY                            RIGHTS TENDERED
   AS NAME(S) APPEAR(S) ON SHARE CERTIFICATE(S))       (ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY)
---------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                      CERTIFICATE                            RIGHTS
                                                    NUMBER(S)(2)(3)   TOTAL NUMBER OF     TENDERED(4)
                                                                      RIGHTS EVIDENCED
                                                                             BY
                                                                     CERTIFICATE(S)(3)
                                                   ------------------------------------------------------
                                                   ------------------------------------------------------
                                                   ------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                                                      Total Rights
---------------------------------------------------------------------------------------------------------
  (1) Need not be completed if the Separation Time has not occurred.
  (2) If the tendered Rights are represented by separate certificates, complete using the certificate numbers of such certificates for Rights. If the tendered Rights are not represented by separate certificates, or if such certificates have not been distributed, complete using the certificate numbers of the Common Shares with respect to which the Rights were issued. Shareholders tendering
      Rights that are not represented by separate certificates should retain a copy of this description in order to accurately complete the Notice of Guaranteed Delivery if the Separation Time occurs.
  (3) Need not be completed by Book-Entry Shareholders who are delivering Rights by book-entry transfer
      (if available).
  (4) Unless otherwise indicated, it will be assumed that all Rights being delivered to the Exchange
      Agent are being tendered. See Instruction 4.
---------------------------------------------------------------------------------------------------------

     The names and addresses of the registered holders should be printed, if not already printed above, exactly as they appear on the certificates representing Preferred Shares, Common Shares and/or Rights tendered hereby. The certificates and number of Preferred Shares, Common Shares and/or Rights that the undersigned wishes to tender should be indicated in the appropriate boxes.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                                   IMPORTANT

                               ELECTION OF OFFER
                              (SEE INSTRUCTION 13)

                 BUYER OFFER                                    CANADIAN NEWCO OFFER
Indicate in the space provided below the           Indicate in the space provided below the
number of Common Shares and/or Rights the          number of Common Shares and/or Rights the
tendering shareholder has elected to tender        tendering shareholder has elected to tender
pursuant to the Offer of New Service               pursuant to the Offer of SCI Holdings Canada,
Corporation International ("Buyer") in             Inc. ("Canadian Newco") in exchange for
exchange for shares of Common Stock, par value     Exchangeable Shares without par value of
$.01 per share, of Buyer ("Buyer Common            Canadian Newco ("Exchangeable Shares") (such
Stock") (such Offer, the "Buyer Offer"):           Offer, the "Canadian Newco Offer"):
----------------------------------------------     ----------------------------------------------
 Common Shares:                                    Common Shares:
----------------------------------------------     ----------------------------------------------
 Rights (if applicable)(1):                        Rights (if applicable)(1):
----------------------------------------------     ----------------------------------------------
Indicate in the space provided below the           Indicate in the space provided below the
number of Preferred Shares the tendering           number of Preferred Shares the tendering
shareholder has elected to tender pursuant to      shareholder has elected to tender pursuant to
the Buyer Offer in exchange for shares of          the Canadian Newco Offer in exchange for
Buyer Common Stock:                                Exchangeable Shares:
----------------------------------------------     ----------------------------------------------
 Preferred Shares:                                 Preferred Shares:
----------------------------------------------     ----------------------------------------------
(1) Need not be completed if the Separation Time has not occurred.
With respect to the Preferred Shares, Common Shares and/or Rights which are tendered pursuant to the Buyer Offer in exchange for shares of Buyer Common Stock, all references in this letter to the "Purchaser" shall be references to Buyer, all references to "Purchaser Shares" shall be references to shares of Buyer Common Stock and all references to the "Offer" shall be references to the Buyer Offer.
With respect to the Preferred Shares, Common Shares and/or Rights which are tendered pursuant to the Canadian Newco Offer in exchange for Exchangeable Shares, all references in this letter to the "Purchaser" shall be references to Canadian Newco, all references to "Purchaser Shares" shall be references to Exchangeable Shares and all references to the "Offer" shall be references to the
Canadian Newco Offer.
References to the "Purchasers" shall be references to Buyer and Canadian Newco.
THIS ELECTION MAY HAVE IMPORTANT TAX CONSEQUENCES. PLEASE SEE "CERTAIN U.S. AND CANADIAN FEDERAL
TAX CONSEQUENCES OF THE ACQUISITION" IN THE PROSPECTUS.

LADIES AND GENTLEMEN:

     The undersigned hereby delivers to the Purchaser (or Purchasers) indicated above, (i) the above-described Common Shares without par value (the "Common Shares") of The Loewen Group Inc., a company incorporated under the laws of British Columbia ("Loewen"), together with (unless and until the Purchasers declare that the Rights Plan Condition (as defined in the Prospectus) is waived or satisfied) an equal number of associated common share purchase rights (the "Rights") issued pursuant to the Rights Agreement (as defined in the Prospectus), and/or (ii) the above-described 6.00% Cumulative Redeemable Convertible First Preferred Shares, Series C without par value of Loewen (the "Preferred Shares"), in each case pursuant to such Purchaser's offer to exchange a number of Purchaser Shares (as defined above) equal to the Share Exchange Ratio (as defined in the Prospectus) for each outstanding Common Share (and associated Right), and a number of Purchaser Shares equal to the Preferred Share Exchange Ratio (as defined in the Prospectus) for each outstanding Preferred Share, upon the terms and subject to the conditions set forth in the Prospectus
dated                , 1996 (the "Prospectus"), receipt of which is hereby
acknowledged, and in this Letter of Transmittal (which, together with the Prospectus and any amendments thereto and hereto constitute the "Offers"). The Preferred Shares, Common Shares and Rights together are sometimes referred to herein as the "Shares."

     Subject to, and effective upon, acceptance of the Shares tendered herewith in accordance with the terms of the Offers, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser (or Purchasers), all right, title and interest in and to all of the Shares that are being tendered hereby and any and all Shares and other securities issued or issuable in respect thereof on or after October 1, 1996, (collectively, "Distributions"), and irrevocably constitutes and appoints the Exchange Agent, the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such Shares (and any Distributions), to (a) deliver such Share Certificates (as defined herein) (and any Distributions) or transfer ownership of such Shares (and any Distributions) on the account books maintained by a Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser (or Purchasers), (b) present such Shares (and any Distributions) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and the conditions of the Offers.

     The undersigned hereby irrevocably appoints                and any other
designees of the Purchasers, and each of them, the true and lawful agent, attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or any substitute thereof shall deem proper in the sole discretion of such attorney-in-fact and proxy or such substitute, and otherwise act (including pursuant to written consent) with respect to all the Shares tendered hereby (and any Distributions) which have been accepted by the Purchasers prior to the time of such vote or action, which the undersigned is entitled to vote at any meeting of shareholders (whether annual or special and whether or not an adjourned meeting), of Loewen or otherwise. This proxy and power of attorney is coupled with an interest in the Shares and is irrevocable and is granted in consideration of, and is effective upon, the acceptance of such Shares (and any Distributions) by the Purchaser (or Purchasers) in accordance with the terms of the Offers. Such acceptance for exchange shall revoke any other proxy granted by the undersigned at any time with respect to such Shares (and any Distributions) and no subsequent proxies will be given (or, if given, will not be deemed effective) with respect thereto by the undersigned. The undersigned understands that in order for Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance of such Shares (and any Distributions) for exchange the Purchaser or its designee must be able to exercise full voting rights with respect to such Shares (and any Distributions).

     The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, sell, assign and transfer the Shares (and any Distributions) tendered hereby, (ii) the tender of the Shares complies with applicable securities laws, (iii) the undersigned owns the Shares which are being tendered within the meaning of applicable securities laws, and (iv) when the same are accepted for exchange by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto (and to any Distributions), free and clear of all liens, restrictions, claims, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent, the Canadian Forwarding Agent or the Purchasers to be necessary or desirable to complete the sale, assignment, and transfer of the Shares (and any Distributions) tendered hereby. The undersigned has read and agrees to all of the terms of the Offers.

     All authority herein conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by and shall survive the death or incapacity, bankruptcy or insolvency of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Subject to the withdrawal rights set forth under "The Offers -- Withdrawal Rights" in the Prospectus, the tender of Shares hereby made is irrevocable.

     If the Separation Time does not occur prior to the Expiration Date, a tender of Common Shares will also constitute a tender of the associated Rights. If the Purchasers declare that the Rights Plan Condition has been waived or satisfied, the Purchasers will not require delivery of Rights.

     The undersigned understands that (i) all questions as to the validity, form, eligibility (including timely receipt) and acceptance of any Shares deposited pursuant to the Offers will be determined by the Purchasers in their sole discretion, and that such determination shall be final and binding; (ii) the Purchasers reserve the absolute right to reject any and all deposits which they determine not to be in proper form or which, in the opinion of their counsel, may be unlawful to accept under the laws of any jurisdiction; (iii) the Purchasers reserve the absolute right to waive any defects or irregularities in the deposit of any Shares; (iv) there shall be no obligation on the Purchasers, the Dealer Managers, any soliciting dealer, the Exchange Agent, the Canadian Forwarding Agent, the Information Agent or any other person to give notice of any defects or irregularities in any deposit and no liability shall be incurred by any of them for failure to give any notice; and (v) the Purchasers' interpretation of the terms and conditions of the Offers will be final and binding.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described under "The Offers -- Procedure for Tendering" in the Prospectus and in the instructions hereto and acceptance of such Shares will constitute a binding agreement between the undersigned and the Purchasers upon the terms and subject to the conditions set forth in the Offers, including the undersigned's representations and warranties set forth above.

     Unless otherwise indicated herein under "Special Issuance Instructions," please issue the Purchaser Shares and/or any check to be issued for cash in lieu of fractional Purchaser Shares and/or issue or return any certificate(s) representing Shares not deposited or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the Purchaser Shares and/or any check to be issued for cash in lieu of fractional Purchaser Shares and/or issue or return any certificate(s) representing Shares not deposited or not accepted for payment to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Issuance Instructions are completed, please issue the Purchaser Shares and/or any check to be issued for cash in lieu of fractional Purchaser Shares and/or return any certificate(s) for Shares not deposited or accepted for payment in the name of, and send or hold such certificate(s) and/or check to or for the person or persons so indicated. Shareholders depositing Shares by book-entry transfer may request that any Shares not accepted for payment be returned to them by crediting such account maintained at DTC and PDTC as such shareholders may designate by making an appropriate entry under "Special Delivery Instructions." The undersigned recognizes that neither of the Purchasers has any obligation, pursuant to the Special Issuance Instructions, to transfer any Shares from the name of the registered holder thereof or to order the registration or transfer of such Shares tendered by book-entry transfer, if the Purchasers do not accept any of the Shares so tendered.

_______________________________________________________________________________

/ / CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING PREFERRED SHARES, COMMON
    SHARES AND/OR RIGHTS THAT YOU OWN HAVE BEEN LOST OR DESTROYED AND SEE INSTRUCTION 11.

   Number of Preferred Shares represented by the lost or destroyed certificates:
                  ----------------------------------------

   Number of Common Shares represented by the lost or destroyed certificates:

   --------------------------------------------------------

   Number of Rights (if applicable) represented by the lost or destroyed certificates:
                  ----------------------------------------
_______________________________________________________________________________


_______________________________________________________________________________

                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  To be completed ONLY if certificate(s) for Shares not deposited or not accepted for payment and/or certificate(s) for the Purchaser Shares and/or any check to be issued for cash in lieu of fractional Purchaser Shares are to be issued in the name of someone other than the undersigned.

Issue Certificates and/or any check to be issued for cash in lieu of fractional Purchaser Shares to:

Name ---------------------------------------------------------------------------
                                (Please Type or Print)

Address ------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          (Include (Postal) Zip Code)

--------------------------------------------------------------------------------
                  (Taxpayer Identification, Social Security or
                            Social Insurance Number)

                   (See Substitute Form W-9 on Reverse Side,
                             if tendering to Buyer)
_______________________________________________________________________________


_______________________________________________________________________________

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  To be completed ONLY if certificate(s) for Shares not deposited or not accepted for payment and/or certificate(s) for the Purchaser Shares and/or any check to be issued for cash in lieu of fractional Purchaser Shares are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above under "Description of Preferred Shares Tendered," "Description of Common Shares Tendered" or "Description of Rights Tendered" or are to be held by the Exchange Agent for pick-up by the undersigned in person (subject to the furnishing, upon such pick-up, of evidence satisfactory to the Purchasers with respect to the identity of the individual seeking to effect such pick-up) or if the Purchaser Shares delivered by book-entry transfer that are not purchased are to be returned by credit to an account maintained by DTC or PDTC other than that designated above.

Mail Certificates and/or any check to be issued for cash in lieu of Purchaser Shares to:


Name ---------------------------------------------------------------------------
                                (Please Type or Print)

Address ------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          (Include (Postal) Zip Code)

--------------------------------------------------------------------------------
                  (Taxpayer Identification, Social Security or
                            Social Insurance Number)

                   (See Substitute Form W-9 on Reverse Side,
                             if tendering to Buyer)

Credit Purchaser Shares deposited by book-entry transfer that are not assigned for payment to:

             ------------------------------------------------------
                          (DTC or PDTC Account Number)

Hold Certificates and/or any check to be issued in lieu of Purchaser Shares at the location indicated below:

      / /                   / /
IBJ Schroder Bank &    Montreal Trust
  Trust Company        Company of Canada
One State Street       151 Front Street West
New York, New York     8th Floor
  10004                Toronto, Ontario
Securities Transfer    M5J 2N1
  Window
Subcellar One

                               SOLICITED TENDERS
                              (SEE INSTRUCTION 12)

     The Purchasers will pay to any Soliciting Dealer (as defined in the Prospectus) a solicitation fee of $0.35 for each Common Share and $0.23 for each Preferred Share for any Common Shares or Preferred Shares tendered and accepted for exchange pursuant to the Offers. (The aggregate amount payable to all Soliciting Dealers with respect to any one beneficial owner will be a minimum of $100 and a maximum of $1500.)

     The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:

        Name of Firm_________________________________________________________
                                 (Please Print)

        Name of Individual___________________________________________________

        Address______________________________________________________________

        _____________________________________________________________________
                          (Include (Postal) Zip Code)

     The Purchasers may require the Soliciting Dealer to furnish evidence satisfactory to the Purchasers with respect to the beneficial ownership of Common Shares or Preferred Shares tendered pursuant to the Offers.

     The acceptance of compensation by such Soliciting Dealer will constitute a representation by it to the Purchasers that (i) it has complied with the applicable requirements of the Securities Act of 1933 and the Securities Act of 1934, and the applicable Rules and Regulations thereunder, in connection with such solicitation; (ii) it has complied with the requirements of all applicable state securities laws; (iii) it is entitled to such compensation for such solicitation under the terms and conditions of the Offers; (iv) in soliciting tenders of Common Shares or Preferred Shares it has used no soliciting materials other than those furnished by the Purchasers; and (v) either (A) with respect to Common Shares and Preferred Shares tendered by a person other than a Canadian Holder (as defined in the Prospectus) (1) it is a broker or dealer in securities who is a member of any U.S. national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (2) if it is a foreign broker or dealer not eligible for membership in the NASD, it has agreed to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (3) it is a bank or trust company, or (B) with respect to Common Shares and Preferred Shares tendered by Canadian Holders, it is a Canadian broker or dealer in securities which is part of the Canadian Soliciting Dealer Group (as defined in the Prospectus).

_______________________________________________________________________________

                             IMPORTANT -- SIGN HERE
(PLEASE COMPLETE SUBSTITUTE FORM W-9 AT THE BACK OF THIS LETTER OF TRANSMITTAL,
                             IF TENDERING TO BUYER)
_______________________________________________________________________________

_______________________________________________________________________________
                        (Signature(s) of Shareholder(s))

Dated:_________________________________________________________________, 199_

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) for Preferred Shares or Common Shares and/or Rights or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s)________________________________________________________________________

_______________________________________________________________________________
                                 (PLEASE PRINT)

Capacity (Full Title)__________________________________________________________

Address________________________________________________________________________

_______________________________________________________________________________
                          (INCLUDE (POSTAL) ZIP CODE)

Area Code and Telephone Number -- Day__________________________________________

                             -- Night__________________________________________

Taxpayer Identification, Social Security or Social Insurance No._______________
                                                       (see substitute Form W-9,
                                                          if tendering to Buyer)

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

SPACE BELOW IS FOR USE BY FINANCIAL INSTITUTIONS ONLY.

UNITED STATES ELIGIBLE INSTITUTIONS SHOULD PLACE MEDALLION GUARANTEE IN SPACE BELOW.

CANADIAN ELIGIBLE INSTITUTIONS SHOULD PLACE SIGNATURE GUARANTEE IN SPACE BELOW.

Authorized Signature___________________________________________________________

Name___________________________________________________________________________

_______________________________________________________________________________
                             (Please Print or Type)

Address________________________________________________________________________

_______________________________________________________________________________
                                                     (Include (Postal) Zip Code)

Area Code and Telephone Number_________________________________________________

Name of Firm_______________________________      Dated: ________________ , 1996

SIGNATURE(S) GUARANTEED:
IN CERTAIN CIRCUMSTANCES, SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE INSTITUTION. SEE INSTRUCTIONS 1 AND 5.
_______________________________________________________________________________
                     REMEMBER TO ENCLOSE YOUR CERTIFICATES

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFERS

     1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal in cases where (a) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the instruction entitled "Special Issuance Instructions" on this Letter of Transmittal or (b) such Shares are tendered for the account of an Eligible Institution (as defined below). Otherwise, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program or, with respect to Shares tendered through the Canadian Forwarding Agent, is a Canadian chartered bank, a trust company in Canada or a member firm of The Toronto Stock Exchange, The Montreal Exchange or the Vancouver Stock Exchange (an "Eligible Institution"). See Instruction 5.

     2. Delivery of Letter of Transmittal and Certificates or Book-Entry Confirmations. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined below) is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Offers -- Procedure for Tendering" in the Prospectus. Certificates for all physically tendered Shares ("Share Certificates"), or confirmation of any book-entry transfer into the Exchange Agent's account at one of the Book-Entry Transfer Facilities of Shares tendered by book-entry transfer, as well as this Letter of Transmittal or facsimile thereof, properly completed and duly executed with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent or the Canadian Forwarding Agent at one of their addresses set forth herein on or prior to the Expiration Date.

     UNLESS AND UNTIL THE PURCHASERS DECLARE THAT THE RIGHTS PLAN CONDITION IS WAIVED OR SATISFIED, HOLDERS OF COMMON SHARES WILL BE REQUIRED TO TENDER ONE ASSOCIATED RIGHT FOR EACH SHARE TENDERED IN ORDER TO EFFECT A VALID TENDER OF SUCH SHARE. IF THE SEPARATION TIME DOES NOT OCCUR PRIOR TO THE EXPIRATION DATE, A TENDER OF COMMON SHARES WILL ALSO CONSTITUTE A TENDER OF THE ASSOCIATED RIGHTS. The Rights are currently represented by the Certificates for the Common Shares with respect to which the Rights were issued. The Rights Agreement provides that until the close of business on the Separation Time, the Rights will be evidenced by the certificates for the Common Shares and may be transferred with and only with the Common Shares. The Rights Agreement further provides that, as soon as practicable following the Separation Time, separate Rights Certificates are to be mailed by Loewen or the Rights Agent to holders of record of Common Shares as of the close of business at the Separation Time. If the Separation Time occurs and separate Rights Certificates are distributed prior to the time Common Shares are tendered herewith, in order for Rights (and the corresponding Common Shares) to be validly tendered, Rights Certificates representing a number of Rights equal to the number of Common Shares being tendered herewith must be delivered to the Exchange Agent or the Canadian Forwarding Agent or, if available, a Book-Entry Confirmation must be received by the Exchange Agent with respect thereto. If the Separation Time occurs and separate Rights Certificates are not distributed prior to the time Common Shares are tendered herewith, Rights may be tendered prior to a shareholder receiving separate Rights Certificates by use of the guaranteed delivery procedures described below. In any case, a tender of Common Shares constitutes an agreement by the tendering shareholder to deliver Rights Certificates representing a number of Rights equal to the number of Common Shares tendered pursuant to the Offers to the Exchange Agent or the Canadian Forwarding Agent within three business days after the date Rights Certificates are distributed. The Purchasers reserve the right to require that the Exchange Agent or the Canadian Forwarding Agent receive Rights Certificates or a Book-Entry Confirmation, if available, with respect to such Rights, prior to accepting the related Common Shares for payment pursuant to the Offers if the Separation Time occurs prior to the Expiration Date.

     Shareholders whose certificates for tendered Shares are not immediately available (including because Rights Certificates have not yet been distributed by Loewen or the Rights Agent), who cannot deliver their certificates for tendered Shares and all other required documents to the Exchange Agent or the Canadian Forwarding Agent on or prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender such Shares pursuant to the guaranteed delivery procedure set forth under "The Offers -- Procedure for Tendering" in the Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution;
(ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchasers, must be received by the Exchange Agent or the Canadian Forwarding Agent on or prior to the Expiration Date; and (iii) the certificates evidencing all physically delivered Preferred Shares, Common Shares and/or Rights in proper form for transfer by delivery, or a confirmation of a book-entry transfer into an account maintained by the Exchange Agent at a Book-Entry Transfer Facility of all Preferred Shares, Common Shares and/or Rights delivered by book-entry transfer, in each case together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry transfer, an

Agent's Message (as defined below), and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent or the Canadian Forwarding Agent within (a) in the case of Preferred Shares and Common Shares, three trading days after the date of execution of such Notice of Guaranteed Delivery, or (b) in the case of Rights, a period ending on the later of (1) three trading days after the date of execution of such Notice of Guaranteed Delivery or (2) three business days after the date Rights Certificates are distributed to shareholders by Loewen or the Rights Agent, all as provided in "The Offers -- Procedures for Tendering" in the Prospectus. A "trading day" is any day on which the trades may be made on the New York Stock Exchange. The Notice of Guaranteed Delivery may be delivered by hand to the Exchange Agent or the Canadian Forwarding Agent or transmitted by telegram, facsimile transmission or mail to the Exchange Agent or the Canadian Forwarding Agent and must include a guarantee by an Eligible Institution and a representation that the shareholder owns the Preferred Shares, Common Shares and, if applicable, Rights tendered within the meaning of, and that the tender of the Preferred Shares Common Shares and, if applicable, Rights effected thereby complies with, Rule 14e-4 under the Securities Exchange Act of 1934, as amended, each in the form set forth in such Notice of Guaranteed Delivery. Shareholders may not extend the foregoing time period for delivery of Rights to the Exchange Agent by providing a second Notice of Guaranteed Delivery with respect to such Rights.

     The term "Agent's Message" means a message transmitted by a Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Purchaser may enforce such agreement against the participant.

     The signatures on this Letter of Transmittal cover the Preferred Shares, Common Shares and the Rights tendered hereby whether or not such Rights are delivered simultaneously with such Common Shares.

     IF SHARE CERTIFICATES ARE FORWARDED SEPARATELY TO THE EXCHANGE AGENT OR THE CANADIAN FORWARDING AGENT, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL MUST ACCOMPANY EACH SUCH DELIVERY.

     THE METHOD OF DELIVERY OF SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT OR THE CANADIAN FORWARDING AGENT. THE PURCHASERS RECOMMEND THAT SUCH DOCUMENTS BE DELIVERED BY HAND TO THE EXCHANGE AGENT OR THE CANADIAN FORWARDING AGENT AND A RECEIPT OBTAINED, OR IF MAILED, THAT SUCH SHAREHOLDER USE REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY. SHAREHOLDERS WHOSE SHARES ARE REGISTERED IN THE NAME OF A BROKER, INVESTMENT DEALER, BANK, TRUST COMPANY OR OTHER NOMINEE SHOULD CONTACT THAT NOMINEE FOR ASSISTANCE IN TENDERING THOSE SHARES.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be accepted. All tendering shareholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for exchange.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Preferred Shares, Common Shares and/or Rights and any other required information should be listed on a separate signed schedule attached hereto.

     4. Partial Tenders (not applicable to shareholders who tender by Book-Entry Transfer). If fewer than all the Preferred Shares, Common Shares and/or Rights evidenced by any certificate submitted are to be tendered, fill in the number of Preferred Shares, Common Shares and/or Rights which are to be tendered in the box entitled, respectively, "Number of Preferred Shares Tendered", "Number of Common Shares Tendered", and/or "Number of Rights Tendered". In such cases, new certificate(s) for the remainder of the Preferred Shares, Common Shares and/or Rights that were evidenced by your old certificate(s) will be issued and sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Exchange Agent or the Canadian Forwarding Agent will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchasers of their authority so to act must be submitted.

     If this Letter of Transmittal is signed by the registered holder(s) of the Preferred Shares, Common Shares and/or Rights listed in the box entitled, respectively, "Number of Preferred Shares Tendered", "Number of Common Shares Tendered", and/or "Number of Rights Tendered" and transmitted hereby, no endorsements of certificates or separate stock powers are required unless Purchaser Shares or certificates for Shares not tendered or accepted are to be issued in the name of a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate share transfers or stock powers, in either case signed exactly as the name or names of the registered holder or holders appear on the certificates(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     6. Stock Transfer Taxes. The Purchasers will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of Shares to them or their order pursuant to the Offers to the extent such taxes are a joint obligation of transferor and transferee. Neither of the Purchasers will pay or cause to be paid any stock transfer taxes to the extent such taxes are the obligation solely of the transferor. If, however, delivery of the consideration in respect of the Offers is to be made to, or (in the circumstances permitted hereby) if certificates for Shares not tendered or accepted are to be registered in the name of any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the tendering holder must provide satisfactory evidence of the payment of any applicable transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person prior to the delivery of the consideration pursuant to the Offers.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

     7. Special Issuance and Delivery Instructions. If certificates for Purchaser Shares and/or any check to be issued for cash in lieu of fractional Purchaser Shares and/or certificates for Shares not deposited or not accepted for payment are to be issued or returned to a person other than the signer of this Letter of Transmittal or if certificates for Purchaser Shares and/or any check to be issued for cash in lieu of fractional Purchaser Shares and/or certificates for Shares not deposited or not accepted for payment are to be mailed to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the boxes marked "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal must be completed. If a certificate for Purchaser Shares and/or any check to be issued for cash in lieu of fractional Purchaser Shares and/or a certificate for Shares not deposited or not accepted for payment are to be held by the Exchange Agent or the Canadian Forwarding Agent for pick-up by the undersigned in person (subject to the furnishing, upon such pick-up, of evidence satisfactory to the Purchasers with respect to the identity of the individual seeking to effect such pick-up), the box marked "Special Delivery Instructions" on this Letter of Transmittal must be completed. Shareholders delivering Shares by book-entry transfer may request that Shares not accepted for payment be credited to such account maintained at DTC or PDTC as such shareholder may designate under "Special Delivery Instructions." If no such instructions are given, such Shares not accepted for payment will be returned by crediting the account at DTC or PDTC, as the case may be, designated above.

     8. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to, or additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and other materials relating to the Offers may be obtained from, the Information Agent (as defined below) or the Dealer Managers (as defined below) at their respective telephone numbers and/or addresses set forth below or from your broker, dealer, commercial bank or trust company.

     9. Taxpayer Information -- Substitute Form W-9 and Form W-8. Each shareholder tendering to the Buyer Offer who is a citizen or resident of the United States is required to provide the Exchange Agent or the Canadian Forwarding Agent with a correct Taxpayer Identification Number ("TIN"), generally the shareholder's social security or federal employer identification number, on Substitute Form W-9 below. If such shareholder fails to provide a TIN to the Exchange Agent, such shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments of cash in lieu of fractional shares of Buyer Common Stock that are made to such shareholder with respect to Shares accepted pursuant to the Buyer Offer may be subject to backup withholding of 31%. The box in Part III of the form may be checked if the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part III is checked and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will withhold 31% of all payments of cash made with respect to Buyer Common Stock thereafter until a TIN is provided to the Exchange Agent. Such shareholder is required to give the Exchange Agent the social security number or employer identification number of the record owner of the Shares or of the last transferee appearing on the stock powers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, such shareholder should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

     Canadian and other foreign shareholders tendering to the Buyer Offer who are neither citizens nor residents of the United States ("Foreign Shareholders") should complete the enclosed Form W-8 and return the same to the Exchange Agent or the Canadian Forwarding Agent. Otherwise, payments of cash in lieu of fractional shares of Buyer Common Stock that are made to such Foreign Shareholders may be subject to backup withholding of 31%. Foreign Shareholders should be aware that dividends received with respect to Buyer Common Stock that are not effectively connected with the conduct by such shareholder of a trade or business in the United States will generally be subject to United States withholding tax at a rate of 30%, which rate may be reduced by an applicable income tax treaty between the United States and the Foreign Shareholder's country of residence (currently 15% with respect to dividends paid to residents of Canada).

     Each individual Canadian shareholder tendering to the Canadian Newco Offer must provide his Social Insurance Number in the space provided herein.

     Shareholders who are tendering Shares pursuant to the Canadian Newco Offer and who are eligible to enter into a joint election with Canadian Newco in order to obtain "rollover" treatment for Canadian tax purposes as described under "Certain U.S. and Canadian Federal Tax Consequences of the Acquisition" in the Prospectus may receive a tax election package by checking the appropriate boxes below under "Canadian Newco Offer: Tax Election Package."

     10. Waiver of Conditions. The conditions to the Offers may be waived by the Purchasers in whole or in part at any time and from time to time in their sole discretion.

     11. Lost, Destroyed or Stolen Certificates. If any certificate representing Preferred Shares, Common Shares or Rights has been lost, destroyed or stolen, the shareholder should promptly notify the Exchange Agent by checking the box immediately preceding the special issuance/special delivery instructions and indicating the number of Preferred Shares, Common Shares and/or Rights lost. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     12. Soliciting Dealers. Identify in the box entitled "Soliciting Tenders" the Soliciting Dealer, if any, which solicited and obtained your tender. No Soliciting Dealer shall be entitled to a solicitation fee with respect to this tender unless it is appropriately identified. The Purchasers may require the Soliciting Dealer to furnish evidence satisfactory to the Purchasers with respect to the beneficial ownership of Common Shares or Preferred Shares tendered pursuant to the Offers. No solicitation fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder and no such fee shall be payable with respect to Common Shares or Preferred Shares owned and tendered by a Soliciting Dealer for its own account.

     13. Election of Offer. A shareholder who tenders Preferred Shares, Common Shares and/or Rights but fails to indicate whether such Preferred Shares, Common Shares and/or Rights are being tendered pursuant to the Buyer Offer in exchange for shares of Buyer Common Stock or pursuant to the Canadian Newco Offer in exchange for Exchangeable Shares will be deemed to have tendered all of such Preferred Shares, Common Shares and/or Rights pursuant to the Buyer Offer and, upon consummation of the Offers and assuming such Preferred Shares, Common Shares and/or Rights have been validly tendered and not withdrawn, such shareholder will receive shares of Buyer Common Stock in exchange for such Preferred Shares, Common Shares and/or Rights.

     Shareholders may tender some or all of their Preferred Shares, Common Shares and/or Rights pursuant to the Buyer Offer in exchange for shares of Buyer Common Stock, and some or all of their Preferred Shares, Common Shares and/or Rights pursuant to the Canadian Newco Offer in exchange for Exchangeable Shares.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT OR THE CANADIAN FORWARDING AGENT ON OR PRIOR TO THE EXPIRATION DATE OF THE OFFERS AND EITHER CERTIFICATES FOR TENDERED PREFERRED SHARES, COMMON SHARES AND/OR RIGHTS MUST BE RECEIVED BY THE EXCHANGE AGENT OR THE CANADIAN FORWARDING AGENT OR THE PREFERRED SHARES, COMMON SHARES AND/OR RIGHTS MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE ON OR PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                           IMPORTANT TAX INFORMATION

     Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to U.S. backup withholding. In order for a foreign individual, to the extent tendering to the Buyer Offer, to qualify as an exempt recipient, that shareholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. Such exemption from backup withholding will not exempt the payee from the 30% (or lower treaty rate) nonresident withholding rates with respect to dividends received on Buyer Common Stock. A Form W-8 and general instructions thereto are included herewith. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.
ALL SHAREHOLDERS ELECTING TO ACCEPT THE BUYER OFFER MUST COMPLETE THE FOLLOWING:

---------------------------------------------------------------------------------------------------------------------------
                                                   PAYER'S NAME: IBJ SCHRODER BANK & TRUST COMPANY
---------------------------------------------------------------------------------------------------------------------------
            SUBSTITUTE               PART I -- Taxpayer Identification              -------------------------------------
             FORM W-9                Number -- For all accounts, enter                  Social Security Number(s)
        DEPARTMENT OF THE            taxpayer identification number in the
            TREASURY                 box at right. (For most individuals,                           OR
        INTERNAL REVENUE             this is your social security number. If
             SERVICE                 you don't have a number, see Obtaining         -------------------------------------
                                     a Number in the enclosed guidelines.)          Employer Identification Number(s)
                                     Certify by signing and dating below.
                                     Note: If the account is in more than                 (If awaiting TIN write
                                     one name, see the chart in the enclosed                  "Applied For")
                                     Guidelines to determine which number to
                                     give the payer.
                                 ------------------------------------------------------------------------------------------
PAYER'S REQUEST
FOR TAXPAYER
IDENTIFICATION                    PART II -- For Payees Exempt From Backup Withholding, see the
NUMBER                            enclosed Guidelines and complete as instructed therein.
("TIN")
                                  CERTIFICATION -- Under penalties of perjury, I certify that:
                                  (1) The number shown on this form is my correct Taxpayer
                                  Identification Number (or I am waiting for a number to be issued to
                                  me), and
                                  (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
                                  PART III -- Awaiting TIN / /
                                  PART IV -- Exempt TIN / /
                                  CERTIFICATE INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed
                                  Guidelines.)
                              -----------------------------------------------------------------------------

                                  SIGNATURE __________________________________  DATE _______________ , 1996
-----------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE BUYER OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
       PART III OF SUBSTITUTE FORM W-9.

-------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number to the Exchange Agent, 31% of all reportable payments made to me will be withheld, but will be refunded if I provide a certified taxpayer identification number within 60 days.

---------------------------------------------  --------------------------------
                  Signature                                 Date

---------------------------------------------
             Name (Please Print)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             CANADIAN NEWCO OFFER:
                              TAX ELECTION PACKAGE

TO BE COMPLETED ONLY BY SHAREHOLDERS WHO ARE TENDERING SHARES PURSUANT TO THE CANADIAN NEWCO OFFER AND WHO ARE ELIGIBLE TO ENTER INTO A JOINT ELECTION WITH CANADIAN NEWCO IN ORDER TO OBTAIN "ROLLOVER" TREATMENT FOR CANADIAN TAX PURPOSES AS DESCRIBED UNDER "CERTAIN U.S. AND CANADIAN FEDERAL TAX CONSEQUENCES OF THE ACQUISITION" IN THE PROSPECTUS.

/ /  Check here if you wish to receive a tax election package

/ /  Check here if Shareholder is a partnership*

/ /  Check here if Shareholder is required to file in Quebec

*If a partnership, please specify the number of partners: ----------------------
                                                          (Number of partners in
                                                                partnership)
-------------------------------------------------------------------------------

      Facsimile copies of the Letter of Transmittal, properly completed and duly executed, will be accepted. The Letter of Transmittal, certificates for Preferred Shares, Common Shares and/or Rights and any other required documents should be sent or delivered by each stockholder of the Company or his broker, dealer, commercial bank, trust company or other nominee to the Exchange Agent or the Canadian Forwarding Agent at one of its addresses set forth below:

                     The Exchange Agent for the Offers is:

                       IBJ SCHRODER BANK & TRUST COMPANY
                                 (212) 858-2103

                                                                     C>
             By Mail:                       By Facsimile:                       By Hand or
           P.O. Box 84                      (212) 858-2611                 Overnight Delivery:
      Bowling Green Station              Attn: Reorganization                One State Street
  New York, New York 10274-0084         Operations Department            New York, New York 10004
       Attn: Reorganization                                         Attn: Securities Transfer Window,
      Operations Department        Confirm Facsimile by Telephone:            Subcellar One
                                            (212) 858-2103

                The Canadian Forwarding Agent for the Offers is:

                                   MONTREAL TRUST COMPANY OF CANADA
                                            (416) 981-9596
             By Mail:                       By Facsimile:                       By Hand or
      151 Front Street West                 (416) 981-9600                 Overnight Delivery:
            8th Floor              Attn: Reorganization Department        151 Front Street West
         Toronto, Ontario                                                       8th Floor
             M5J 2N1               Confirm Facsimile by Telephone:           Toronto, Ontario
                                            (416) 981-9596                       M5J 2N1

     Any questions or requests for assistance or additional copies of the Prospectus, the Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent or the Dealer Managers at their respective telephone numbers and locations listed below. You may also contact your local broker, commercial bank, trust company or nominee for assistance concerning the Offers.

                    The Information Agent for the Offers is:

                            MACKENZIE PARTNERS, INC.
                                156 Fifth Avenue
                            New York, New York 10010
                 Banks and Brokers Call Collect: (212) 929-5500
                   All Others Call Toll-Free: 1-800-322-2885

                    The Dealer Managers for the Offers are:

                  J.P. MORGAN SECURITIES INC.                TD SECURITIES INC.
                        60 Wall Street                    7th Floor, TD Bank Tower
                 New York, New York 10260-0060             66 Wellington St. West
                Call Toll-Free: 1-800-844-1326                Toronto, Ontario
                                                                   M5K 1A1
                                                                 (in Canada)